UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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OneAmerica Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 26, 2016

Re: OneAmerica Investment Grade Bond Portfolio, a series of OneAmerica Funds, Inc.

Ladies and Gentlemen:

For the reasons described below, OneAmerica Funds, Inc. (the "Fund") has decided to exit the mutual fund business.

In order to make sure current investors in the OneAmerica Investment Grade Bond Portfolio ("Portfolio") have access to a comparable fund option, the attached proxy statement provides information on the proposed substitution of new options for the Portfolio. The new options should provide reasonable alternatives to your existing investment in the Portfolio. OneAmerica Asset Management ("OAM") and the Fund's management recommended the new options to the Fund's Board of Directors. The Board approved the recommendation unanimously.

The Board recommends that you review the proxy and vote in favor of its proposal. OAM intends to continue to serve as investment adviser to the Funds through the substitution and liquidation the proxy describes. And please remember that you may transfer your assets into another investment option available to you at any time prior to the substitution date.

The decision to exit the mutual fund business was not easy given the Fund's history. In 1990, when many insurance companies were creating their own mutual fund families to service their clients in the 401(a) and 403(b) retirement plan markets, the Fund was organized to support American United Life Insurance Company's ("AUL's") retirement services business. Over time, AUL offered some of the Fund's portfolios in some of its variable insurance products as well. In the Fund's early years, its portfolios performed relatively well and customers had relatively few mutual funds to choose from, so the Fund's portfolios grew in size. However, since the Fund's inception, AUL has added many other mutual funds to its platform to remain competitive. AUL's platform now includes over 600 fund options.

Of course, the retirement services and mutual fund industries have changed dramatically since 1990. Among others, the decision to exit the mutual fund business considered these factors:

•  The number and size of mutual fund options have grown substantially, creating many other fund options to choose from, including funds from very large retail fund operators such as American Funds and Vanguard;

•  Many retirement plan advisors tend to recommend options offered by larger fund families;

•  "Open architecture" and trust-funded retirement plan products tend to favor larger retail fund family options and cannot include any of the Fund's portfolios due to their structure;

•  The cost and burden of federal regulations impacting the mutual fund industry has also grown substantially and further cost and burden is unfortunately expected; and

•  The total size of the Fund's portfolios have decreased over time, especially after the closing of the Fund's Money Market portfolio in 2015 for market and regulatory reasons. Given the other factors described above, we do not consider it likely that this trend will be reversed in the future.

For all of these reasons, the Board unanimously approved plans of substitution and liquidation to exit the mutual fund business. We believe this is in the best interests of our customers, and we recommend that you vote in favor of the substitution proposal described in the proxy.

Sincerely,

John C. Mason
President
OneAmerica Asset Management
Indianapolis, Indiana

August 26, 2016

Re: OneAmerica Investment Grade Bond Portfolio, a series of OneAmerica Funds, Inc.

Ladies and Gentlemen:

Attached is a Proxy Statement that relates to a proposed change with respect to the OneAmerica Investment Grade Bond Portfolio (the "Portfolio"), a series of OneAmerica Funds, Inc., which is an investment option under variable life insurance and variable annuity contracts (each a "Contract") issued by American United Life Insurance Company ("AUL") and funded through various AUL separate accounts ("Separate Accounts").

On August 12, 2016 the Board of Directors (the "Board") of OneAmerica Funds, Inc. considered and approved a Plan of Substitution, pursuant to which shares of a different fund (the "New Option") would be substituted for shares of the Portfolio (the "Substitution") within each Contract, and the Portfolio subsequently would be liquidated.

As the owner of a Contract (or a participant thereunder) with an investment interest in the Portfolio as of August 5, 2016 ("Record Date"), you are entitled to vote on the Plan of Substitution for the Portfolio. If approved by shareholders at the November 17, 2016 meeting, the substitution is expected to occur on or about December 9, 2016, following which the Portfolio will be liquidated. However, the liquidation of the Portfolio is contingent upon shareholder approval of the Plan of Substitution.

You may transfer your assets into another investment option available under the Contract at any time prior to the substitution date. If you do not transfer your assets into another investment option and remain invested in the Portfolio on the substitution date, and if the shareholders of the Portfolio approve the proposal, your assets will automatically be transferred to the New Option on the substitution date.

The Board and the management of AUL recommend that you vote "For" the Plan of Substitution. Since the Substitution is an insurance company matter, neither the Board nor OneAmerica Asset Management, LLC, the investment adviser of the Portfolio, have any role or responsibility in selecting the New Option or in implementing the Substitution. The rationale for the proposed Plan of Substitution and proposed liquidation of the Portfolio are described in the Proxy Statement from OneAmerica Funds, Inc.

Please read the Proxy Statement and consider it carefully before casting your voting instruction. We appreciate your participation and prompt response in this matter and thank you for your continued support. Your voting instructions are very important regardless of the number of shares for which you may provide voting instructions on the Record Date.

Sincerely,

Stephen L. Due
Secretary and Chief Compliance Officer,
OneAmerica Funds, Inc.
Indianapolis, Indiana

NOTICE

ONEAMERICA FUNDS, INC.

ONE AMERICAN SQUARE
INDIANAPOLIS, IN 46206
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 17, 2016

Ladies and Gentlemen:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the OneAmerica Investment Grade Bond Portfolio (the "Portfolio"), a series of OneAmerica Funds, Inc. (the "Fund"), is scheduled for November 17, 2016 at 1:00 p.m., at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as may be adjourned from time to time (the "Meeting"), for the following purposes:

PROPOSAL 1:  To approve a Plan of Substitution providing for the substitution of shares of a different investment company for shares of the Portfolio; and

PROPOSAL 2:  To transact such other business that may properly come before the Meeting, at the discretion of the any officer of the Fund or the proxies or their substitutes.

Shareholders of record at the close of business on August 5, 2016 ("Record Date"), are entitled to notice of, and to vote at, the Meeting. Each share is entitled to one vote, with fractional votes for fractional shares. Please read the enclosed Proxy Statement carefully for information concerning the proposal to be considered at the Meeting.

The Portfolio's only shareholder of record is American United Life Insurance Company ("AUL") (directly or through various separate accounts of AUL). However, AUL will request voting instructions from persons having voting interests under variable life insurance and variable annuity contracts issued by AUL, and will exercise the voting rights attributable to the shares of the Portfolio in proportion to the voting instructions received.

If you do not expect to attend the Meeting, you are requested to complete, sign, and return the enclosed voting instruction promptly. Whether or not you plan to attend the Meeting, please vote by mail, by phone, or via the Internet. Voting instructions must be received by 11:59 p.m. Eastern, on November 15, 2016. Only voting instructions received at the address shown on the enclosed postage paid envelope, via phone, or via the Internet will be counted.

After careful consideration, the Board of Directors of the Fund unanimously approved Proposal 1 and recommends that you instruct AUL to vote "For" Proposal 1.

By Order of the Board of Directors of OneAmerica Funds, Inc.,

/s/ Stephen L. Due

Stephen L. Due
Secretary & Chief Compliance Officer,
OneAmerica Funds, Inc.
Indianapolis, Indiana

August 26, 2016

PROXY STATEMENT

ONEAMERICA FUNDS, INC.
ONE AMERICAN SQUARE
INDIANAPOLIS, IN 46206
1-800-249-6269

SPECIAL MEETING OF SHAREHOLDERS OF THE ONEAMERICA
INVESTMENT GRADE BOND PORTFOLIO OF ONEAMERICA FUNDS, INC.

November 17, 2016

Relating to the proposed substitution of shares of a different fund for shares of the
OneAmerica Investment Grade Bond Portfolio, a series of OneAmerica Funds, Inc.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors ("Board") of OneAmerica Funds, Inc. (the "Fund") for use at a Special Meeting of Shareholders to be held at 1:00 p.m. on November 17, 2016, at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as may be adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying Notice and Voting Instruction Form. As the record shareholder of the OneAmerica Investment Grade Bond Portfolio (the "Portfolio"), American United Life Insurance Company ("AUL") is requesting voting instructions from persons having voting interests under variable life insurance and variable annuity contracts ("Contracts") issued by AUL, and will exercise the voting rights attributable to the shares of the Portfolio in proportion to the voting instructions received. It is anticipated that the first mailing of the Proxy Statement and related materials will be on or about August 30, 2016.

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY, INCLUDING THE FORM OF PLAN OF SUBSTITUTION, WHICH IS ATTACHED AS APPENDIX A.

BACKGROUND

The Portfolio is available only as an underlying investment vehicle for Contracts. Contract owners and other persons with voting interests under a Contract ("Investors") who select the Portfolio for investment through a Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. As a technical matter, AUL, which uses the Portfolio as a funding vehicle, is the record shareholder of the Portfolio and the legal owner of the Portfolio's shares. As such, AUL has sole voting power with respect to shares of the Portfolio, but passes through any voting rights to Investors. Accordingly, for ease of reference throughout this Proxy Statement, Investors may also be referred to as "shareholders."

AUL offers Contracts through separate accounts (each a "Separate Account"). Each Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "Investment Company Act"), or is exempt from such registration. Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a "Subaccount") of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act.

In light of the anticipated liquidation of the Portfolio as described in more detail below, these proxy materials solicit shareholder approval of the substitution of shares issued by a different investment company (the "New Option") for shares of the Portfolio in which a Subaccount of each Separate Account currently invests. Following is a list of each AUL Separate Account with a Subaccount that invests in the Portfolio, the products funded through the Separate Accounts, the class(es) of shares of the Portfolio in which each Separate Account invests, and the proposed corresponding New Option (including share class).

Separate Account and Product Name (Product Type)	Class of Shares of the Portfolio	Name of the Corresponding New Option and Class of Shares
AUL American Individual Variable Annuity Unit Trust
- DirectPoint (Individual Flexible Premium Deferred Variable Annuity)
- SelectPoint (Individual Flexible Premium Deferred Variable Annuity)
- StarPoint (Individual Flexible Premium Deferred Variable Annuity)
- Voyage Protector (Individual Flexible Premium Deferred Variable Annuity)	Class O	Pioneer Bond VCT Class I
AUL American Individual Variable Life Unit Trust
- American Accumulator (Flexible Premium Variable Adjustable Universal Life Insurance Policy)
- VULF (Flexible Premium Adjustable Variable Universal Life Insurance Policy)
- VULS (Modified Single Premium Variable Universal Life Insurance Policy)	Class O	Pioneer Bond VCT Class I
AUL American Individual Unit Trust - Old IVA (Individual Variable Annuity Contracts)	Class O	Pioneer Bond VCT Class I
AUL American Unit Trust - 403B, 457, 401K	Class O	Pioneer Bond Class Y
AUL Group Retirement Annuity Separate Account II - 401K	Class O	Pioneer Bond Class Y
AUL Pooled Separate Account - Managed (401K)	Class O	Pioneer Bond Class Y
AUL American Unit Trust - 403B, 457, 401K	Advisor Class	Pioneer Bond Class A Load Waived
AUL Group Retirement Annuity Separate Account II - 401K	Advisor Class	Pioneer Bond Class A Load Waived

THE LIQUIDATION

The Fund is a corporation organized and existing under the laws of the State of Maryland. Under the Fund's Articles of Incorporation, By-laws, and other applicable laws, the Board may authorize the dissolution, liquidation and termination of the Portfolio, which does not require shareholder approval.

Reasons for the Liquidation

OneAmerica Asset Management, LLC ("OAM"), the investment adviser of the Portfolio, and Fund management have recommended that OAM and the Fund exit the mutual fund business. The Fund incorporated in 1990 to support American United Life Insurance Company's ("AUL") retirement services business. Many insurance companies were creating their own mutual fund families to service their clients via separate accounts in the 401(a) and 403(b) markets. Over time, AUL offered some of the Fund's portfolios in some of its variable insurance products as well.

The Fund's portfolios were created such that they may only accept retirement plan and variable life insurance monies through products sold by AUL. This distinguishes the Portfolio from "retail" mutual funds which are marketed widely.

The retirement services industry has evolved since the Fund's inception. At that time, AUL only offered a small number of mutual funds, including the Fund's portfolios, on its group annuity product platform. Because the Fund's portfolios performed relatively well and customers had relatively few mutual funds to choose from, the Fund's portfolios thrived. However, to remain competitive, AUL has added hundreds of other mutual funds to its group annuity product platform. AUL currently has over 600 mutual funds to choose from, and many of those funds are from "big name" competitors (e.g., American Funds and Vanguard).

AUL does not require a retirement plan to include a Fund portfolio in its investment option line-up. This is due, in part, to market demands. Retirement plan advisers often shy away from products with proprietary fund requirements. Litigation risk also drives the lack of an AUL proprietary fund requirement. There have been a number of lawsuits in recent years where insurance companies have been sued for imposing proprietary fund requirements on retirement plan customers. For these reasons, the Fund's portfolios have steadily lost market share in the last several years.

To further grow its retirement services business, AUL's parent, OneAmerica Financial Partners, Inc. ("OAFP"), determined to offer a "NAV" or "open architecture" trust-funded retirement product to complement AUL's group annuity product. To do so, OAFP first acquired McCready & Keene, Inc. in 2010. In 2013, OAFP acquired the retirement services division of City National Bank through its subsidiary OneAmerica Retirement Services Inc. ("OARS"). In 2015, OARS acquired the retirement services division of BMO Harris Bank N.A. NAV-based products are very popular in the $10M and larger retirement plan market, and that market has become a larger focus of OAFP. NAV-based products offer retail mutual funds as investment options, and the Fund's portfolios are unavailable due to their legal structure.

These factors have combined to result in material declines in the Portfolio's assets. OAM has advised the Board that it does not expect the Portfolio to achieve significant asset growth in the foreseeable future so as to be viable in the long-term. Accordingly, OAM and the Fund's management recommended to the Fund's Board of Directors the liquidation of the Portfolio.

Approval of the Liquidation

AUL advised the Board that it would seek to substitute the New Option for the Portfolio, subject to shareholder approval, if the Board determined to liquidate the Portfolio. A Plan of Liquidation was then presented to the Board and approved at a meeting on August 12, 2016. At that meeting, the Directors, including all of the Directors who are not "interested persons" of the Fund for regulatory purposes (the "Independent Directors"), reviewed the recommendations by OAM and the Fund's management regarding the proposed liquidation of the Portfolio, the information summarized above in Reasons for the Liquidation, the principal terms and conditions of the Plan of Liquidation, and certain other materials provided by OAM and the Fund's management regarding the proposed liquidation. The Board had the assistance of counsel to the Fund and OAM during its review.

The Board determined that if shareholders of the Portfolio approve the Plan of Substitution, the Plan of Liquidation would be in the best interests of the Portfolio and the Portfolio's shareholders. Thus, the Board approved the Plan of Liquidation for the Portfolio, subject to shareholder approval of the Plan of Substitution, as described in further detail below.

SUMMARY OF THE PLAN OF SUBSTITUTION

The Plan of Substitution provides for the purchase of shares of beneficial interest of the corresponding New Option with the proceeds from the redemption of shares of the Portfolio (the "Substitution"). The Plan of Substitution is structured so as not to result in any dilution of the interests of any shareholders. The terms and conditions under which the proposed substitution transaction may be consummated are set forth in the Plan of Substitution. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. Please refer to Appendix A to review the terms and conditions of a form of Plan of Substitution. The Plan of Substitution may be terminated by resolution of the Board and is subject to certain conditions.

Effect of the Plan of Substitution

If the Plan of Substitution is approved, each shareholder of the Portfolio will beneficially own, immediately after the Substitution, a number of shares of the New Option having the same aggregate net asset value as the value of the shares of the Portfolio beneficially owned by that shareholder immediately prior to the Substitution. Until the date of the Substitution, shareholders of the Portfolio will continue to be able to redeem or exchange their shares. Purchase and redemption requests for the Portfolio received after the Substitution will be treated as requests for the purchase or redemption of shares of the New

Option. After the Substitution, shareholders will indirectly bear the fees and expenses of the New Option, but the Substitution will not result in any change to a shareholder's Contract fees or charges.

Rationale for the Plan of Substitution

The Plan of Substitution is being proposed to provide shareholders with another comparable mutual fund investment option, the New Option, in light of the proposed liquidation of the Portfolio. The New Option is intended to correspond as closely as possible to the investment objective, style and risk of the Portfolio.

Rationale for Selection of the New Options

Quantitative return and risk measurements were utilized to select the New Option. These measurements included but were not limited to: prospectus net expense ratio, total return percentage rankings, volatility rank percentage, upside/downside capture ratios, sharpe ratios, alpha, beta, and R squared. Qualitative measurements such as manager tenure and style box consistency were also utilized. Incorperating these measurements, the New Option was chosen to correspond as closely as possible to the current portfolio's expense, investment objective, style and risk.

Expenses of the Liquidation and Substitution

AUL and/or OAM will bear all of the expenses of the Liquidation and Substitution, including, but not limited to, the following: preparation of proxy materials, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, any necessary filings with the SEC, legal fees, accounting fees, and expenses of holding shareholders' meetings. Brokerage fees and certain other transaction costs associated with the sale of holdings of the Portfolio prior to the Liquidation, whether or not in connection with the liquidation of the Portfolio, and any brokerage fees and transaction costs associated with the purchase of portfolio holdings by the New Option as a result of the Substitution, are not considered expenses of the Substitution.

Tax Considerations: The Substitution will be a Non-taxable Event for Investors

Implementation of the Plan of Substitution will not cause the shareholders who invest in the Portfolio or the New Option to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Plan of Substitution.

Potential Benefits to the Adviser and its Affiliates

AUL, OAM or their affiliates may realize benefits as a result of the Plan of Substitution and may be faced with potential conflicts of interest relating to the proposed Substitution. Under the selling agreement with Pioneer, AUL, OAM or their affiliates are compensated .25% for the VCT shares, .35% for the Y shares and .60% for the A shares on the average annual daily net assets.

Purchases and Transfers of Premiums

If the Plan of Substitution is approved by shareholders, purchases and transfers into the Portfolio may be accepted until the close of business on the date of substitution, which is anticipated to be on or about December 9, 2016 ("Substitution Date"). Shareholders may transfer out of the Portfolio at any time up until the close of business on the Substitution Date. Any shares of the Portfolio held at the close of business on the Substitution Date will automatically be substituted with shares of the New Option. AUL has advised the Fund that all orders associated with new premiums or transfers (purchases and redemptions) relating to the Portfolio will be deemed a request for the purchase or redemption of shares of the New Option after the Substitution Date.

At any time prior to the Substitution Date, shareholders may transfer their interests in the Portfolio to any of the other investment options offered under their Contract, subject to the terms of the relevant Contract prospectus and Contract, and no transfer fees or other charges will be imposed. Following the Substitution, shareholders who had any remaining interests transferred from the Portfolio to the New Option may transfer among any of the remaining investment options in accordance with the terms of the Contracts, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contracts, provided that the transfer occurs no later than [90] days after the Substitution Date. Please note, however, that if you have elected an optional living benefit rider in your Contract, any transfers are subject to the limitations imposed by the investment strategy for that rider. Please consult your Contract prospectus and your Contract for more information about the investment strategy required for your optional living benefit rider, if applicable.

Failure to Approve the Proposal

If shareholders do not approve the Plan of Substitution, the Plan of Substitution will not be implemented, and the Plan of Liquidation also will not be implemented. In that case, the Board would then meet to consider what, if any, steps to take with respect to the Portfolio.

COMPARISON OF INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Below is a comparison of the current investment objectives, investment strategies and principal risks of the Portfolio and the New Option.

The information below and further information about the Portfolio or the New Option can be found in the relevant fund's Prospectus and Statement of Additional Information ("SAI"). You may obtain free copies of the Portfolio's documents at www.oneamericafunds.com or by writing to OneAmerica Funds, Inc., at One American Square, Indianapolis, Indiana 46206. You may also call 1-800-249-6269 to request copies. You may obtain free copies of the corresponding New Option's documents at http://www.us.pioneerinvestments.com or by calling 1-800-225-6292 to request copies. A copy of the summary prospectus for the corresponding New Option accompanies this Proxy Statement, and qualifies the following summary in its entirety.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

	OneAmerica Investment Grade Bond Portfolio (Class O & Advisor Class)	Pioneer Bond VCT (Class I)	Pioneer Bond (Class A Load Waived & Class Y)
Investment Objective

To provide a high level of current income consistent with prudent investment risk. A secondary investment objective is to provide capital appreciation to the extent consistent with the primary objective.

To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

Principal Investment Strategies	To achieve its objectives, the Portfolio primarily invests in income producing securities such as corporate bonds, U.S. government debt securities, convertible bonds, mortgage and asset-backed securities, and preferred stocks. The various income producing securities may or may not be backed by the full faith and credit of the U.S. government.
The Portfolio may invest in bonds of any maturity. The average maturity and type of bonds in the Portfolio change based on the Investment Adviser's view of market conditions and the likelihood of a change in interest rates for the different types of bonds the Portfolio buys.
Typically, the Portfolio's investments will include U.S. government debt securities, corporate bonds and high quality mortgage and asset-backed securities.	Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, investment grade debt securities (including convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings. Derivative instruments that provide exposure to such securities or have similar economic characteristics may be used to satisfy the portfolio's 80% policy.
The portfolio may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The portfolio also may invest a portion of its assets in subordinated debt securities, municipal securities, preferred securities, and event-linked bonds and other insurance-linked securities.	Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, investment grade debt securities (including convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings. Derivative instruments that provide exposure to such securities or have similar economic characteristics may be used to satisfy the fund's 80% policy.
The fund may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities, municipal securities, preferred securities, and event-linked bonds and other insurance-linked securities.

The Investment Adviser believes that having mostly investment grade bonds in the Portfolio should decrease the risk of losing principal and interest. However, if the Investment Adviser feels that it can take advantage of higher yields offered by bonds that are not investment grade ("junk bonds"), the Portfolio may invest up to 10 percent of its assets in such bonds. Bonds that are not investment grade have a higher risk of losing principal and interest than investment grade bonds.
The Portfolio has adopted a policy to invest, under normal circumstances, at least 80 percent of the value of the Portfolio's assets, including amounts borrowed for investment purposes, in investment grade bonds.
In addition, the Portfolio may also invest in securities issued by foreign companies.	The portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by the adviser (known as "junk bonds"), including securities that are in default. The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging market issuers.
The portfolio may invest in securities with a broad range of maturities, and maintains an average portfolio maturity which varies based upon the judgment of the portfolio's investment adviser. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, when-issued, delayed delivery, to be announced and forward commitment, contingent, deferred and payment in kind and auction rate features. The portfolio's investments may include instruments that allow for balloon payments or negative amortization payments.
The portfolio may, but is not required to, use derivatives, such as credit default swaps. The portfolio may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may hold cash or other short-term investments.	The fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by the adviser (known as "junk bonds"), including securities that are in default. The fund may invest up to 15% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging market issuers.
The fund may invest in securities with a broad range of maturities, and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, when-issued, delayed delivery, to be announced and forward commitment, contingent, deferred and payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.
The fund may, but is not required to, use derivatives such as credit default swaps and bond and interest rate futures. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.

The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the portfolio's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.

The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.

PRINCIPAL RISKS

OneAmerica Investment Grade Bond Portfolio (Class O & Advisor Class)	Pioneer Bond VCT (Class I)	Pioneer Bond (Class A Load Waived & Class Y)
Prinicipal Risks	An investment in the Portfolio involves risk, including possible loss of the principal amount invested; therefore, you could lose money by investing in the Portfolio. The Portfolio is subject to the general risk that its investment objective or objectives will not be achieved, or that a portfolio manager will make investment decisions or use strategies that do not accomplish their intended goals. In addition, the principal risks of investing in the Portfolio are:
Credit Risk. The Portfolio's investments, and particularly investments in convertible securities and fixed income securities, may be affected by the creditworthiness of issuers in which the Portfolio invests. Changes in financial strength, or perceived financial strength, of a company may affect the value of its securities and its ability to make payments of interest and principal and, therefore, impact the value of the Portfolio's shares if it invests in the company's securities. Further, investments in junk bonds are subject to credit risk to a greater degree than higher rated, investment grade securities.	You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.
Market risk. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as	You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives.
Market risk. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not

Foreign Investment Risk. The Portfolio may invest in securities issued by foreign companies, which may pose a greater degree of risk. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Portfolio may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their securities. Risks posed by investing in the securities of foreign issuers may be particularly acute with respect to issuers located in lesser developed, emerging market countries.
High-Yield Risk. High-yield, high-risk bonds (also known as "junk bonds") have speculative characteristics, including particularly high credit risk. High-yield bonds tend to be less liquid than higher-rated securities. The liquidity of specific issuers or industries within a particular investment category may be diminished or disappear suddenly and without warning. The high-yield bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Interest Rate Risk. Since the Portfolio invests in fixed income securities, changes in interest rates will affect the value of its investments, generally inversely with changes in interest rates.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage, operating leverage and reduced demand for the issuer's goods or services.	intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. The portfolio may experience a substantial or complete loss on any individual security or derivative position.
Interest rate risk. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk generally will be greater for securities with longer maturities or durations). For example, if interest rates increase by 1%, the value of a fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. Interest rates in the U.S. recently have been historically low, so the portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed	work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.
Interest rate risk. Interest rates may go up, causing the value of the fund's investments to decline (this risk generally will be greater for securities with longer maturities or durations). Interest rates in the U.S. recently have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

Manager Risk. The manager's selection of securities for the Portfolio may cause the Portfolio to underperform other funds or benchmarks.
Market Risk. The Portfolio's net asset value fluctuates in response to securities market movements. The Portfolio could lose money over short periods due to fluctuations in the Portfolio's net asset value in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates. They may be especially subject to interest rate risk, as well as prepayment risk/extension risk.
Prepayment Risk/Extension Risk. The Portfolio may invest in fixed income securities that may be paid off sooner than expected because borrowers prepaid or refinanced their obligations. If there is such a prepayment and interest rates are falling, the Portfolio may have to reinvest the unanticipated proceeds at lower interest rates, which may result in a decline in the Portfolio's income. During periods of rising interest rates, borrowers may pay off their obligations in connection with these securities later than expected, preventing the Portfolio from	income securities and could also result in increased redemptions from the portfolio.
Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline.
Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.
Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
Liquidity risk. Some securities and derivatives held by the portfolio may be impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. An instrument's liquidity may be affected by reduced trading volume, a relative lack of market makers or legal restrictions, and illiquid securities and derivatives also may be difficult to value. Liquidity risk may be magnified in a rising interest rate environment. If the portfolio is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.	Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline.
Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
Liquidity risk. Some securities and derivatives held by the fund may be impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. An instrument's liquidity may be affected by reduced trading volume, a relative lack of market makers or legal restrictions, and illiquid securities and derivatives also may be difficult to value. Liquidity risk may be magnified in a rising interest rate environment. If the fund is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

reinvesting principal proceeds at higher interest rates and resulting in less income than otherwise might be available, as well as increasing the exposure of the Portfolio to further reductions in the securities' values resulting from increases in interest rates.
Style Risk. If at any time the market does not favor the Portfolio's investment style, the Portfolio's gains may not be as big as, or its losses may be bigger than, other funds using different investment styles.	Portfolio selection risk. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the portfolio's investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.	Portfolio selection risk. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund's investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal Home Loan Banks ("FHLBs"), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions,

Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
High yield or "junk" bond risk. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Risks of investing in floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and	mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
High yield or "junk" bond risk. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. Loans may not be considered "securities", and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Risks of investing in insurance-linked securities. The return of principal and the payment of interest on "event-linked" bonds and other insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude or other event that leads to physical or economic loss. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the portfolio may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax	Risks of investing in floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.
Risks of investing in insurance-linked securities. The return of principal and the payment of interest on "event-linked" bonds and other insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude or other event that leads to physical or economic loss. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the fund may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Certain insurance-linked securities may have limited liquidity, or may be illiquid. The fund has limited transparency into the individual contracts underlying certain insurance-linked securities, which may make the risk assessment of such securities more difficult. Certain insurance-linked securities may be difficult to value.

consequences. Certain insurance-linked securities may have limited liquidity, or may be illiquid. The portfolio has limited transparency into the individual contracts underlying certain insurance-linked securities, which may make the risk assessment of such securities more difficult. Certain insurance-linked securities may be difficult to value.
Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.
Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law	Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.
Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the portfolio invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the portfolio will be more susceptible to associated risks and developments.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the portfolio receives no periodic cash payments on such securities, the portfolio is deemed for tax purposes to receive income from such securities, which applicable tax rules require the portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders.
Risks of investing in when-issued, delayed delivery, to be announced and forward commitment transactions. The market value of these transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the portfolio, making the value of an investment in the portfolio more volatile and increasing the portfolio's overall investment exposure. There is also a risk that the other party to the	defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders.
Risks of investing in when-issued, delayed delivery, to be announced and forward commitment transactions. The market value of these transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund's overall investment exposure. There is also a risk that the other party to the transaction will default on its obligation to purchase or sell the security, which may result in the fund missing the opportunity to obtain a favorable price or yield elsewhere.

transaction will default on its obligation to purchase or sell the security, which may result in the portfolio missing the opportunity to obtain a favorable price or yield elsewhere.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties.
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.	Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually

Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Derivatives risk. Using swaps, futures and other derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.	react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Derivatives risk. Using swaps, futures and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.
Risks of inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the portfolio may	credit risk since the fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.
Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.
Portfolio turnover risk. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareholders to incur a higher level of taxable income or capital gains.
Valuation risk. The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's last valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.	of the principal and interest involved in the transaction.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund's last valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

COMPARISON OF FEES AND EXPENSES

The following discussion describes and compares the fees and expenses, (presented as an annual rate of average daily net assets of each respective fund), before and after applicable expense reimbursements, which shareholders paid in connection with investing in the Portfolio and the New Option during the last fiscal year.

	Portfolio		New Option	New Option	New Option
	Investment Grade Bond	Investment Grade Bond	Pioneer Bond VCT I	Pioneer Bond Class A (LW)	Pioneer Bond Class Y
Classes	Class O	Advisor Class	Class I Shares	Class A Shares	Class Y Shares
Management Fees	0.50%	0.50%	0.40%	0.40%	0.40%
Distribution and /or Service (12b-1) Fees	0.00%	0.30%	0.00%	0.25%	0.00%
Other Expenses	0.16%	0.16%	0.41%	0.28%	0.18%
Total Annual Portfolio Operating Expenses	0.66%	0.96%	0.81%	0.93%	0.58%
Fee Waiver	0.00%	0.00%	-0.19%[1]	-0.08%[2]	0.00%
Total Annual Portfolio/Fund Operating Expenses After Fee Waiver	0.66%	0.96%	0.62%	0.85%	0.58%

1  The Pioneer Bond VCT I Class I Share's investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce expenses to 0.62% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2017. There can be no assurance that the adviser will extend the expense limitation beyond such time. Net expenses for a Class may exceed the applicable expense limitation to the extent that the portfolio incurs excluded expenses. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.

2  The Pioneer Bond Class A Share's investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce fund expenses to 0.85% of the average daily net assets attributable to Class A shares, respectively. These expense limitations are in effect through November 1, 2017. There can be no assurance that the adviser will extend the expense limitations beyond such times. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

COMPARISON OF FUND PERFORMANCE

The bar charts below show how each of the Portfolio's and the New Option's performance has varied and provides some indication of the risk of investing in the Portfolio and the New Option. Returns do not reflect fees and expenses of any Contract, and would be lower if they did. Past performance is not a guarantee of future results.

Year-by-Year Total Returns

The Portfolio – Class O

The bar chart below shows the performance of Class O shares of the Portfolio from year to year for the last ten (10) calendar years.

Annual Returns, Class O Shares (by calendar year 2006-2015)

New Option – Pioneer Bond VCT Class I

The bar chart below shows the performance of Pioneer Bond VCT Class I shares from year to year for the last ten (10) calendar years.

Annual Returns, Class I Shares (by calendar year 2006-2015)

New Option – Pioneer Bond VCT Class A

The bar chart below shows the performance of Pioneer Bond VCT Class A shares from year to year for the last ten (10) calendar years.

Annual Returns, Class A Shares (by calendar year 2006-2015)

Average Annual Total Returns

The table below compares the performance of the Portfolio and the New Option.

	One Year	Five Years	Ten Years
Portfolio:
OneAmerica Investment Grade Bond Portfolio Class O1	0.21%	2.95%	4.60%
OneAmerica Investment Grade Bond Portfolio Advisor Class[1]	-0.11%	2.64%	4.29%
New Option:
Pioneer Bond VCT Class I1	0.30%	4.28%	5.79%
Pioneer Bond Class A Load Waived[2]
Return before taxes	1.18%	4.90%	4.88%
Return after taxes on distributions	-0.34%	3.25%	3.12%
Return after taxes on distributions and sale of shares	0.74%	3.14%	3.09%
Pioneer Bond Class Y2	6.19%	6.11%	5.65%

1  For periods ended December 31, 2015.

2  For periods ended December 31, 2014.

MANAGEMENT OF THE PORTFOLIO AND NEW OPTIONS

Portfolio

OneAmerica Asset Management, LLC is the investment adviser to the Portfolio. The address of OAM is One American Square, Indianapolis, Indiana 46206. OAM is a limited liability company existing under the laws of the State of Indiana. The sole member of OneAmerica Asset Management, LLC, is OneAmerica Financial Partners, Inc.

As of January 1, 2013, the Fund's former investment adviser, AUL, ceased its operations as an investment adviser. OAM succeeded AUL as the Fund's investment adviser, and generally has succeeded to AUL's investment advisory business.

Under the investment advisory agreement, OAM is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of the Portfolio. The aggregate annual fees paid by the Portfolio to OAM as a percentage of average daily net assets is 0.50%.

New Options

The investment seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, investment grade debt securities (including convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings.

Pioneer Investment Management Inc. is the investment advisor to the Portfolio.

GENERAL INFORMATION ABOUT THIS PROXY

Other Fund Service Providers

The Bank of New York Mellon, located at 101 Barclay Street, 13th Floor, New York, New York 10286, serves as the Fund's administrator, fund accountant and custodian. US Bancorp Fund Services, LLC (US Bancorp), located at 615 E Michigan Street, Milwaukee, WI 53202, serves as the Fund's transfer agent.

Voting Information

Shareholders of record at the close of business on August 5, 2016 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Shares of each class of the Portfolio have equal voting rights and privileges with all other shares of the Portfolio. Shares of the Portfolio entitle their holders to one vote per share, with proportional voting for fractional shares.

The shares of the Portfolio are sold to the Separate Accounts to serve as the investment medium for the Contracts. Although AUL is the legal owner of the shares of the Portfolio, AUL will request voting instructions from persons having voting interests under a Contract and will exercise the voting rights attributable to all of the shares of the Portfolio attributable to a Separate Account held by AUL in proportion to the voting instructions received with respect to such Separate Account. This means that a small number of voting instructions may dictate the results of any vote. As of the close of business on the Record Date, AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Annuity Unit Trust, and AUL American Individual Variable Life Unit Trust (registered separate accounts of AUL), as well as AUL Group Retirement Annuity Separate Account II and AUL Pooled Separate Account (unregistered separate accounts of AUL), and AUL were the sole shareholders of record of the Portfolio. Shares of the Portfolio held by AUL for its own account may be voted in its discretion.

In connection with the solicitation of voting instructions, it is expected that AUL will furnish a copy of this Proxy Statement to persons having the voting interest under a Contract. In the case of a Contract acquired in connection with certain types of retirement plans, AUL may furnish the Contract owner with sufficient copies of this Proxy Statement for all participants under a Contract with any voting interest thereunder.

The persons permitted to give instructions and the number of shares for which such instructions may be given for purposes of voting at the Meeting will be determined as of the Record Date. Abstentions or broker non-votes with respect to Proposal 1 will have the effect of a vote AGAINST the Proposal. There are not expected to be any broker non-votes.

To vote, you may sign and mail the Voting Instruction Form received with the Proxy Statement, dial toll-free 1-888-227-9349 to reach an automated touchtone voting line, go to the website [Insert Website Address] and follow the instructions provided on the website, or attend the Meeting in person. Voting Instruction Forms must be received by 11:59 p.m. Eastern, on November 15, 2016. Timely and properly executed Voting Instruction Forms will be voted (or not voted) as instructed. If no specification is made, a properly executed Voting Instruction Form will be voted in favor of Proposal 1. You may revoke your instructions at any time prior to their exercise by written notice addressed to Stephen L. Due at One American Square, Indianapolis, Indiana 46206, by execution of a subsequent Voting Instruction Form, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered Voting Instruction Form. Additionally, any voting instructions may be revocable at the pleasure of the person providing the instructions or of his / her personal representatives or assigns.

The number of shares (and votes) of the Portfolio, $0.001 par value, that were outstanding as of the Record Date, as well as the shares that were directly owned by AUL and held in its general account as of the Record Date, are set forth in the following table.

Outstanding Shares (and votes) as of the Record Date	Ownership by AUL as of Record Date
[ ]	[ ]

Following is information about shareholders who are known to be entitled to give voting instructions with respect to 5% or more of the shares of the Portfolio as of the Record Date:

Name of Beneficial Owner	Number of Shares	Percent of Shares
American United Life Insurance Company	[ ]	[ ]

The presence in person or by proxy of the holders of one-third of the shares of the stock of the Fund entitled to vote constitutes a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes. Because AUL is the sole legal holder of the Fund's shares, the Meeting will have a quorum provided that AUL attends the meeting or submits a proxy.

In the event that a quorum is present at the Meeting but sufficient votes to approve Proposal 1 are not received, any officer of the Fund or proxy may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions or to obtain the vote required for approval of Proposal 1.

Required Vote

The approval of the Plan of Substitution (Proposal 1) with respect to a Separate Account requires the vote of a majority of the shares attributable to the Separate Account represented at the Meeting at which a quorum is present, which means the lesser of (A) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the shares of stock of the Portfolio entitled to vote are present or represented by proxy, or (B) more than 50% of the shares of stock of the Portfolio entitled to vote.

Expense Information

The expense of preparing, printing and mailing the enclosed Voting Instruction Form and accompanying Notice and Proxy Statement will be borne by AUL and/or OAM. AUL and/or OAM will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, the Internet or personal interview by the Fund's officers or agents. AST Fund Solutions, LLC has been hired by AUL and/or OAM at its expense to conduct this proxy solicitation at an estimated cost of $[ ].

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Meeting, but should any matter incidental to the conduct of the Meeting arise, AUL will vote thereon according to its best judgment.

Shareholders' Proposals

As a general matter, the Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a future meeting of Fund shareholders should send the proposals to the Fund at Attn: Stephen L. Due, P.O. Box 368, Indianapolis, Indiana 46206, so as to be received in a reasonable time before a proxy solicitation for the next meeting is made. However, shareholder proposals that are submitted in a timely manner will not necessarily be included in the proxy materials. Inclusion of such proposals is subject to limitations under federal securities laws. Persons named as proxies for a subsequent shareholders' meeting will vote at their discretion with respect to proposals submitted on an untimely basis.

Important Notice Regarding the Availability of Materials for the Shareholder Meeting to be Held on November 17, 2016. The annual and semi-annual reports to shareholders of the Portfolio, the former of which includes audited financial statements of the Portfolio, have previously been sent to Contract owners. Upon request, a copy of this Proxy Statement and the most recent annual and semi-annual reports can be obtained at no cost. To request a copy of the Proxy Statement or a report, please call 1-800-249-6269, write to OneAmerica Funds, Inc., at One American Square, Indianapolis, Indiana 46206, or visit www.oneamericafunds.com.

Prompt execution and return of the enclosed Voting Instruction Form is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

YOU ARE URGED TO PROMPTLY FILL IN, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM, VOTE BY PHONE, OR VOTE BY INTERNET. ONLY SIGNED AND DATED VOTING INSTRUCTIONS RECEIVED BY 11:59 P.M. EASTERN, ON NOVEMBER 15, 2016 AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE WILL BE COUNTED.

By Order of the Board of Directors

/s/ Stephen L. Due
Stephen L. Due
Secretary and Chief Compliance Officer
Indianapolis, Indiana

August 26, 2016

APPENDIX A

ONEAMERICA FUNDS, INC.
OneAmerica Investment Grade Bond Portfolio

FORM OF PLAN OF SUBSTITUTION

This Plan of Substitution ("Plan") dated August 12, 2016 is made by and among American United Life Insurance Company ("AUL"), a stock insurance company domiciled in the State of Indiana, and OneAmerica Funds, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland.

AUL offers variable life insurance and variable annuity contracts ("Contracts") through separate accounts (each a "Separate Account"). Each Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "Investment Company Act"), or is exempt from such registration. Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a "Subaccount") of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act. The Plan is intended to accomplish the substitution of shares of the OneAmerica Investment Grade Bond Portfolio of the Fund (the "Portfolio") in which a Subaccount of any Separate Account currently invests, with shares of certain funds listed below (the "New Option").

Separate Account and Product Name (Product Type)	Class of Shares of the Portfolio	Name of the Corresponding New Option and Class of Shares
AUL American Individual Variable Annuity Unit Trust
- DirectPoint (Individual Flexible Premium Deferred Variable Annuity)
- SelectPoint (Individual Flexible Premium Deferred Variable Annuity)
- StarPoint (Individual Flexible Premium Deferred Variable Annuity)
- Voyage Protector (Individual Flexible Premium Deferred Variable Annuity)	Class O	Pioneer Bond VCT Class I
AUL American Individual Variable Life Unit Trust
- American Accumulator (Flexible Premium Variable Adjustable Universal Life Insurance Policy)
- VULF (Flexible Premium Adjustable Variable Universal Life Insurance Policy)
- VULS (Modified Single Premium Variable Universal Life Insurance Policy)	Class O	Pioneer Bond VCT Class I
AUL American Individual Unit Trust - Old IVA (Individual Variable Annuity Contracts)	Class O	Pioneer Bond VCT Class I
AUL American Unit Trust - 403B, 457, 401K	Class O	Pioneer Bond Class Y
AUL Group Retirement Annuity Separate Account II - 401K	Class O	Pioneer Bond Class Y
AUL Pooled Separate Account - Managed (401K)	Class O	Pioneer Bond Class Y

Separate Account and Product Name (Product Type)	Class of Shares of the Portfolio	Name of the Corresponding New Option and Class of Shares
AUL American Unit Trust - 403B, 457, 401K	Advisor Class	Pioneer Bond Class A Load Waived
AUL Group Retirement Annuity Separate Account II - 401K	Advisor Class	Pioneer Bond Class A Load Waived

WHEREAS, OneAmerica Asset Management, LLC ("OAM"), the investment adviser of the Portfolio, and Fund management have recommended that OAM and the Fund exit the mutual fund business due to economic infeasibility of continued sponsorship of the Fund's portfolios and the failure to achieve adequate economies of scale, and the Fund's Board of Directors (the "Board") has determined that if this Plan is approved by Contract owners and other persons with voting interests under a Contract ("Investors"), it is in the best interests of the Portfolio and its beneficial owners to substitute the New Option for the Portfolio, followed by the liquidation of the Portfolio;

WHEREAS, AUL has advised the Board that AUL desires to substitute the New Option for the Portfolio as an investment option offered through the Contracts funded through a Separate Account pursuant to this Plan, contingent upon approval by the affirmative vote of the beneficial holders of a majority of the outstanding shares of stock of the Portfolio. The Portfolio must have a quorum to conduct its business at the Meeting. Holders of one-third of the shares of stock of the Portfolio entitled to vote present in person or by proxy shall constitute a quorum. Shares held by shareholders present in person or represented by proxy at the meeting (including AUL) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting; and

WHEREAS, the Fund has advised AUL that it will make the liquidation of the Portfolio contingent upon Investor approval of this Plan and any amendments in connection therewith;

NOW THEREFORE, the substitution of the New Option for the Portfolio shall be carried out in the manner hereinafter set forth:

1. EFFECTIVE DATE OF PLAN. The Plan shall become and be effective with respect to the Portfolio only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Portfolio entitled to vote (as defined above). The date of such adoption and approval of the Plan is hereinafter called the "Effective Date."

2. SPECIAL MEETING OF SHAREHOLDERS. The Fund shall provide each of the Investors having an interest in shares of the Portfolio held by the Separate Accounts with proxy materials containing all information reasonably necessary to make an informed judgment about the Plan. AUL, as the record owner of all of the issued and outstanding shares of the Portfolio, shall vote shares in accordance with the instructions received from its Investors. If an Investor's voting instruction proxy card is not properly executed when voting by mail, or if an Investor does not vote at all, the votes will be cast by AUL in the same proportion as it votes shares for which it has received instructions. Shares of the Portfolio held by AUL for its own account shall be voted in its discretion.

3. SUBSTITUTION. On or before December 9, 2016, AUL shall redeem shares of the Portfolio and the proceeds of such redemption shall be used to purchase shares of the New Option (such redemption and purchase is referred to herein as the "Substitution"). The Substitution will take place at relative net asset value with no change in the amount of any Investor's accumulated value or in the dollar amount of his or her investment in the applicable Separate Account.

4. CONDITIONS APPLICABLE TO THE SUBSTITUTION. The Substitution is subject to the following conditions:

(a) Investors shall not incur any redemption fees or sales charges in connection with or as a result of the Substitution transactions, nor shall their rights or AUL's obligations under any Contract be altered.

(b) All expenses incurred in connection with the Substitution shall be paid by AUL and/or OneAmerica Asset Management, LLC, including (without limitation): preparation of proxy materials, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, any necessary filings with the SEC, legal fees, accounting fees, and expenses of holding shareholders' meetings. Brokerage fees and certain other transaction costs associated with the sale of holdings of the Portfolio prior to the Liquidation, whether or not in connection with the liquidation of the Portfolio, and any brokerage fees and transaction costs associated with the purchase of portfolio holdings by the New Option as a result of the Substitution, are not considered expenses of the Substitution.

(c) The prospectus for the Portfolio will be updated by means of a supplement that briefly describes the Board's approval of the Plan of Liquidation and the submission of the Plan of Substitution to shareholders and identifies the New Option.

(d) The current summary prospectus of the New Option will be sent to the Investors with the proxy materials that seek approval of the Plan.

(e) Investors with beneficial interests in the Portfolio shall be furnished with notice of and information about the Substitution in the form of a supplement to the Contract.

5. FAILURE TO OBTAIN APPROVAL ON BEHALF OF THE PORTFOLIO. In the event that the Plan is not approved by the Investors, this Plan will not be implemented.

6. TERMINATION BY THE BOARD. At any time prior to the approval of the Plan by Investors at the Special Meeting of Shareholders, the Board may, within its sole discretion, terminate the Plan, in whole or in part, by a resolution of the Board.

SIGNATURES

ONEAMERICA FUNDS, INC.
for the OneAmerica Investment Grade Bond Portfolio:

By:  /s/ John C. Mason

Name:  John C. Mason

Title:  President

AMERICAN UNITED LIFE INSURANCE COMPANY

By:  /s/ Andrew J. Michie

Name:  Andrew J. Michie

Title:  Senior Vice President and Controller

Accepted and Agreed:

ONEAMERICA ASSET MANAGEMENT, LLC

By:  /s/ John C. Mason

Name:  John C. Mason

Title:  President

VOTING INSTRUCTION FORM

American United Life Insurance Company

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS for use at the Special Meeting of Shareholders of the OneAmerica Investment Grade Bond Portfolio (the “Portfolio”), a series of OneAmerica Funds, Inc. (the “Fund”) to be held at 1:00 p.m. on November 17, 2016 at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as adjourned from time to time (the “Meeting”). Please take the time to read the Proxy Statement and cast your vote.

The undersigned contract owner or participant under a variable annuity or variable life insurance contract (“Contract”) hereby instructs American United Life Insurance Company® (“AUL”), on behalf of AUL American Individual Variable Annuity Unit Trust, AUL American Individual Variable Life Unit Trust, AUL American Individual Unit Trust, AUL American Unit Trust, AUL Group Retirement Annuity Separate Account II, and AUL Pooled Separate Account, to vote the Shares of the Portfolio attributable to his or her Contract at the Meeting in the manner directed below with respect to the matters referred to in the Notice and Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in AUL’s discretion upon such other matters as may properly come before the Meeting.

THE BOARD AND THE MANAGEMENT OF AUL RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 1.

Proposal 1

To approve a Plan of Substitution providing for the substitution of shares of the applicable shares of the New Option.

☐VOTE FOR the Plan of Substitution.	☐WITHHOLD AUTHORITY to vote for the Plan of Substitution.	☐ ABSTAIN from a vote for the Plan of Substitution.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PLAN OF SUBSTITUTION. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY AUL IN THE SAME PROPORTION AS THOSE FOR WHICH PROPERLY EXECUTED VOTING INSTRUCTIONS HAVE BEEN RECEIVED.

Dated:	Signature(s):

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, OR IF YOU DO PLAN TO ATTEND, BUT WISH TO VOTE BY SUBMITTING VOTING INSTRUCTIONS, PLEASE DATE, SIGN AND MAIL THIS VOTING INSTRUCTION PROMPTLY.